                                LEASE AGREEMENT
                                ---------------


          THIS LEASE AGREEMENT (the "Lease"), is made and entered into as of the 19th day of January, 1996, by and between FUSCO PROPERTIES, L.P. (the "Landlord") and AUTOTOTE SYSTEMS, INC. (the "Tenant").

                             W I T N E S S E T H:
                             -------------------

          1.   PREMISES.  For and in consideration of the agreement of Tenant to
               --------
pay rent and other sums herein provided and to perform the terms, covenants and conditions herein contained, the full performance and observance of which are hereby agreed to by Tenant, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the premises, and all improvements thereon consisting of approximately 40,000 sq. ft., having a street address of 100 BELLEVUE ROAD, NEWARK, DELAWARE (the "Premises," as further described in the attached exhibit
A), to have and to hold the same for the Term (as hereinafter defined) of the Lease all upon the terms and conditions set forth in this Lease Agreement.

          2.   TERM; OPTION.
               ------------
               (a) The term of this Lease (the "Term") shall be for a period of five years commencing as of January 19, 1996 (the "Commencement Date"), and ending on January 31, 2001 (the "Termination Date"), unless the term is extended pursuant to subparagraph (b) below, in which case the Termination Date shall be January 31, 2006.

               (b) Tenant shall have the option to extend the term of this Lease an additional five years, provided that Tenant gives written notice of its intent to Landlord at least six months prior to the original Termination Date. The Base Rent (as defined in paragraph 3(a) below) for the five year option period shall be increased from $4.50/per square foot to $5.25/per square foot, and all other terms and conditions of this Lease shall continue to apply.

          3.   RENT.
               ----
               (a) Beginning on the Commencement Date, Tenant shall pay to Landlord or to such other person and at such other place as may be designated in writing from time to time by Landlord, base rent ("Base Rent") for the Premises, monthly, in advance $15,000 (representing annual base rent of $4.50/per square foot and 40,000 sq. ft. of space).

          Base Rent shall be payable in lawful money of the United States, in advance without receipt or invoice therefor. If the Term begins on any day other than the first day of a calendar month, a pro rata fraction of a full month's rental shall be paid for the partial month at the beginning of the Term, payable on the first day of the Term. If the Term ends on any day other than the

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

last day of a calendar month, a pro rata fraction of a full month's rental shall be paid for the partial month at the end of the Term, payable on the first day of the month containing the Termination Date.

               (b) "Additional Rent" shall be all such other sums which Tenant is obligated to pay under any provisions of this Lease which sums shall become due from and payable by Tenant to Landlord hereunder and are to be paid within ten (10) business days of rendition of any bill or statement to Tenant.

               (c) "Real Estate Taxes" shall mean that portion of all taxes, liens, charges, assessments and impositions of every kind and nature, ordinary or extraordinary, foreseen or unforeseen, general or special, levied, assessed or imposed by any governmental authority with respect to the Premises which are attributable to the period covered by the Term of this Lease and shall include reasonable expenses, including attorneys' fees and costs, expert witness fees and similar costs incurred by Landlord in obtaining or attempting to obtain a reduction of any Real Estate Taxes, which reasonable expenses shall be capped at an amount equal to the net tax savings to Tenant. Real Estate Taxes which are being contested by Landlord shall nevertheless be included for purposes of the computation of the liability of Tenant under this paragraph; provided, however, that in the event that Tenant shall have paid any amount, and the Landlord shall thereafter receive a refund of any portion of any Real Estate Taxes on which such payment shall have been based, Landlord shall pay to Tenant the appropriate portion of such refund. Landlord shall have no obligation to contest, object or litigate the levying or imposition of any Real Estate Taxes and may settle, compromise, consent to, waive or otherwise determine in its discretion to abandon any contest with respect to the amount of any Real Estate Taxes without consent or approval of the Tenant. Real Estate Taxes shall not include any federal and state income taxes, federal excess profits taxes, franchise, capital stock and federal or state inheritance or estate taxes, unless such taxes shall have been levied in lieu or in substitution of ad valorem real estate taxes. Tenant shall not be responsible for any late penalty associated with such Real Estate Taxes where Landlord has not presented Tenant with the bill for such taxes at least ten (10) days prior to the taxes being due.

               (d) "Rent" hereinafter shall collectively mean Base Rent and Additional Rent.

          4.   PAST DUE RENT.  In the event payment of any and all amounts to be
               -------------
paid pursuant to this Lease are not made within ten (10) days of when due and payable, Tenant shall pay to Landlord a late fee of five (5%) percent of said amount(s) as Additional Rent.

          5.   SECURITY DEPOSIT.  Concurrently herewith, Tenant has deposited
               ----------------
the sum of $15,000 with Landlord, as security for the full and faithful performance of the terms and conditions of this

Lease, which sum (or the portion remaining thereof) shall be returned by Landlord to Tenant within thirty (30) days of the termination of this Lease. In the event Tenant defaults in respect of any of the terms, provision, covenants or conditions of this Lease, Landlord may use, apply or retain the whole or any part of such security for the payment of any rent in default or for any other sum which Landlord may spend or be required to spend by reason of Tenant's default.

          6.   TAXES, UTILITIES, INSURANCE, COMMON AREA MAINTENANCE, OTHER.
               -----------------------------------------------------------
               (a) Tenant shall pay to Landlord as Additional Rent for any Tax Lease Year all Real Estate Taxes or other taxes due in connection with the Premises within 10 business days following Landlord's written demand therefor. "Tax Lease Year" means each period established as the tax year or tax period by the taxing authorities having jurisdiction over the Premises. To the extent this Lease terminates during the course of a Tax Lease Year, the Real Estate Taxes or other taxes due hereunder from Tenant to Landlord shall be prorated.

               (b) Tenant shall take all steps necessary to have all invoices directly or indirectly relating to water consumption ("Water Service") at the Premises sent by the appropriate public utility or other lawful provider (collectively, "Water Utility") directly to Tenant at the Premises.

               (c) Tenant shall be responsible for securing the provision of telephone, electrical, gas or other such service (collectively, "Utility Service") to the Premises, including but not limited to all costs, taxes, charges and fees associated with the activity, use, consumption, installation, retention and maintenance of such Utility Service. It is agreed that Landlord shall have no responsibility therefor, other than to cooperate or sign any necessary forms as required, and that Tenant shall pay directly the appropriate public utility or other lawful provider for the provision of such Utility Service. Tenant warrants and agrees that it will cause no lien to be placed against the Premises in connection with the provision of such Utility Service. Tenant further warrants and agrees that it will indemnify and hold harmless Landlord to the extent that any such lien is placed against the Premises.

               (d) Tenant shall not use electricity in the Premises in excess of the capacity of any of the electrical conductors and equipment in or otherwise serving the Premises nor connect any additional fixtures, appliances or equipment to the electric distribution system or make any alteration or addition to the electric system of the leased Premises, without the prior written consent of Landlord, such consent not to be unreasonably withheld. Tenant further agrees not to utilize nor convert the Premises to enable Tenant to utilize other sources of power at the Premises, without the express written consent of the Landlord.

               (e) Tenant shall be responsible for all grounds and common area maintenance including but not limited to sanitation services, landscaping, lawn care, snow removal and trash removal for the Premises.

               (f) Tenant shall pay to Landlord as Additional Rent the cost of Landlord's casualty and property damage insurance coverage for the Property.

          7.   INTERRUPTION OF SERVICES.  Tenant agrees that Landlord shall not
               ------------------------
be liable in damages, including but not limited to loss of profits, by abatement of rent or otherwise, for failure to furnish or delay in furnishing any service when such failure or delay is occasioned, in whole or in part, by repairs, renewals or improvements, by any strike, lockout or other labor trouble, by inability to secure water and sewer service at the Premises after reasonable effort to do so, by any accident or casualty whatsoever, by the act or default of Tenant or other parties, or by any cause beyond the reasonable control of Landlord, and such failures or delays shall never be deemed to constitute an eviction or disturbance of the Tenant's use and possession of the Premises or relieve the Tenant from paying Rent (or any portion thereof) or performing any of its obligations under this Lease.

          8.   ASSIGNMENT AND SUBLETTING.  Tenant shall not either voluntarily
               -------------------------
or by operation of law, mortgage, assign, transfer, pledge, hypothecate or otherwise encumber this Lease in whole or in part, nor sublet all or any part of the Premises; except that to the extent Tenant has made a blanket assignment of all of its assets or granted a security interest in all of its assets to a third-party lender or lenders, such blanket assignment or security interest shall not be deemed a violation of this paragraph.

          9.   INSURANCE.
               ---------
               (a) At all times during the Term of this Lease, Tenant shall obtain and keep in force, at Tenant's expense, with insurance companies authorized to do business in the State of Delaware and acceptable to Landlord, comprehensive commercial general liability and property damage insurance and workman's compensation insurance (including employer's liability insurance) against claims for personal or bodily injury, death or property damage resulting from or in connection with Tenant's use of the Premises. Such insurance shall insure Tenant and Landlord and shall afford protection in the following amounts:

                    (1) Not less than $1,000,000 for personal and bodily injury or death as a result of any one occurrence, and not less than $2,000,000 in the aggregate;

                    (2) Not less than $1,000,000 for damage to the property of third parties as a result of any one occurrence during the term of the policy, and not less than $2,000,000 in the aggregate; and

                    (3) Not less than the statutory requirements for the State of Delaware for the workmen's compensation insurance and $100,000 for the employer's liability insurance. Each such policy shall also provide that it shall not be invalid as to Landlord because of any act or neglect of Tenant.

               (b) Tenant shall deposit with Landlord the policies of insurance required under this paragraph and containing the indemnification provisions set forth at Paragraph 11 hereof, or copies of such policies, together with satisfactory evidence of the payment of the premium or premiums required thereunder, prior to the commencement of the lease Term. At least thirty (30) days prior to the expiration of any such policy, Tenant shall deposit with Landlord a renewal policy or copy thereof, together with satisfactory evidence of payment by Tenant of the premium or premiums required thereunder.

               (c) Each policy of insurance required to be carried by Tenant hereunder shall provide that such policy shall not be subject to cancellation, termination or change except upon at least thirty (30) days, prior written notice to Landlord (except for the case of non-payment, in which case only ten
(10) days prior written notice need be given).

          10.  TENANT'S PERSONAL PROPERTY.  Landlord shall have no
               --------------------------
responsibility for loss or damage to Tenant's personal property and no responsibility to insure the personal property of Tenant of whatever nature and wherever located on the Premises against any loss or damage thereto however occasioned, it being understood and agreed that Tenant will so insure such personal property or self-insure, whichever Tenant elects to do.

          11.  MUTUAL WAIVER OF SUBROGATION RIGHTS.  Whenever any loss, cost,
               -----------------------------------
damage or expense resulting from fire, explosion or any other casualty or occurrence is incurred by either of the parties to this Lease in connection with the Premises or the Building, and such party is then covered in whole or in part by insurance with respect to such loss, cost, damage or expense, then the party so insured hereby releases the other party from any liability it may have on account of such loss, cost, damage or expense to the extent of any amount recovered by reason of such insurance. Landlord and Tenant agree to obtain endorsements from each of their respective insurance carriers waiving any rights of subrogation which might otherwise exist. Provided, however, that such waiver of the right of subrogation shall not be required in any case where the effect thereof is to invalidate such insurance coverage or increase the cost thereof (provided that in the case of increased cost the other party shall have the right, within thirty (30) days following written notice, to pay such increased cost, thereupon keeping such release and waiver in full force and effect).

          12.  INDEMNIFICATION OF LANDLORD.  Tenant agrees to indemnify and hold
               ---------------------------
harmless Landlord against and from any and all claims, actions, damages, liability and expenses (including but not limited to attorneys, fees, costs and disbursements) arising from or in connection with the loss of life, personal injury or damage to property or business arising from, related to or in connection with Tenant's or any other persons use or occupancy of Premises from whatever cause and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of Tenant, or any officer, agent, employee, guest, or invitee of Tenant, incurred in or about any such claim or any action or proceeding brought thereon, and, if any case, action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant's duty hereunder shall not apply or extend to any claim, action, damage, liability or expense arising under the willful act or negligence of Landlord. Tenant as a material part of a consideration to Landlord hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises, from any cause other than Landlord's willful act or negligence, and Tenant hereby waives all claims in respect thereof against Landlord.

          13.  USE.
               ---
               (a) Tenant agrees to use the Premises for any lawful purpose and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed.

               (b) Tenant hereby represents and warrants that all permits and licenses needed to occupy, remain and conduct its business in the Premises are current and will remain in force during the Term of this Lease.

               (c) Tenant shall conduct its operations at the Premises in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its operations. Tenant shall: (1) comply in all material respects with all applicable federal, state and local laws, statutes, regulations and ordinances; and, (2) not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, on the Premises any activity where damage may result to the environment, unless such activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; and
(3) furnish to Landlord promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Tenant's part in connection with any activity whether or not there is damage to the environment and/or other natural resources.

               (d) Tenant shall not deposit, store, dispose, buy, use, handle, break, discharge, spill, release, install or incorporate in the Premises any Hazardous Substances (as hereinafter defined) otherwise than in accordance with applicable law. Tenant shall not engage in any activity in violation of applicable federal, state or local laws, ordinances, notices, orders, rules, regulation and requirements relating to the treatment, production, storage, handling, transfer, processing, transporting, use, disposal or release of Hazardous Substances. All of the above activities are hereinafter referred to as "Restricted Activities." "Hazardous Substances" shall mean all those substances listed in the United States Department of Transportation Hazardous Materials Table (49 CFR 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302), and all amendments or changes thereto. Tenant shall be solely responsible for and shall defend, indemnify and hold harmless Landlord, and its agents, successors, and assignees, from and against all claims, actions, damages, penalties, liabilities and reasonable expenses (including without limitation, fees of attorneys, investigators, consultants and experts) arising out of or in connection with (1) the Restricted Activities by Tenant, its agents, contractors, employees, licensees or invitees and (2) remediation work lawfully required by governmental authorities, including the removal, clean-up and restoration work and materials necessary to return the Premises to their condition existing prior to the Restricted Activities by Tenant, its agents, contractors, employees, licensees or invitees. Tenant's obligations under this section shall survive termination of this Lease.

          14.  ALTERATIONS.
               -----------
               (a) Tenant shall not make any installation or alteration in or improvement or addition to the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed; provided further, however, that Tenant may make repairs and non-structural changes to the Premises (for example, the rearrangement or reconfiguration of internal office space) costing less than a total of $50,000 for all such non-structural changes in any one year without the need to obtain Landlord's prior written consent. To the extent Tenant makes any permanent improvements to the Premises which result in an increase to the square footage, Tenant shall pay additional rent at one half the applicable rate for such additional square footage. To the extent Tenant makes any temporary improvements to the Premises which result in an increase to the square footage, Tenant shall not pay any additional rent for such additional square footage.

               (b) Tenant agrees not to suffer any mechanic's lien to be filed against the Premises by reason of any work, labor, services or materials performed at or furnished to the Premises through or under Tenant. If any such mechanic's lien shall at any time be filed, Tenant shall forthwith cause the same to be discharged of record by payment, bond, order of court of competent jurisdiction, or otherwise, but Tenant shall have the right to contest any and all such liens, provided security to Landlord is deposited with Landlord or a third-party escrow agent. If Tenant shall fail to cause such lien to be discharged and before judgment or sale thereunder, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same by paying the amount claimed to be due or by bonding or other proceeding deemed appropriate by Landlord, and the amount so paid by Landlord and/or all costs and reasonable expenses,

          15.  MAINTENANCE AND REPAIR BY TENANT.  Tenant shall, at its own
               --------------------------------
expense, keep the Premises in good repair and tenantable condition, normal wear and tear excepted, during the Term of this Lease, and shall promptly repair all damage to, or restore, the Premises under the supervision and with the approval of the Landlord, such repairs or restoration to be made within a reasonable period of time; it being expressly agreed and understood between the parties that during the first three years of this Lease, Tenant will be responsible for all repairs and maintenance of the roof, and thereafter, Landlord will assume all repair and replacement obligations for the roof beyond $10,000 per annum; it being further expressly understood that during the first three years of this Lease, Tenant will be responsible for all repairs and replacement or capital expenditures of the HVAC system, and thereafter, Landlord and Tenant will share the costs of such repairs and replacement or capital expenditures on a fifty-fifty basis; it being further expressly agreed that Tenant will be responsible for all repairs and maintenance of the existing parking lot throughout the initial five-year Term of this Lease, and any extension thereof.
Notwithstanding the foregoing, Tenant shall not be responsible for any capital improvements required by the Americans with Disabilities Act or any other applicable laws or ordinances or any new laws or ordinances or any changes to existing laws or ordinances.

          16.  FAILURE OF TENANT TO MAINTAIN.  If Tenant unreasonably fails,
               -----------------------------
refuses or neglects to initiate action to maintain or restore the Premises as required hereunder within ten (10) days after receiving notice from Landlord advising Tenant that such maintenance or repairs are required hereunder, and thereafter fails to diligently pursue such action, Landlord may, in addition to whatever other remedies it may have hereunder or at law or in equity, make such reasonable repairs without liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures, or other property or to Tenant's business by reason thereof, and upon completion thereof, Tenant shall pay Landlord's costs for making such repairs plus five percent (5%) for overhead, profit and supervision within ten (10) days after receipt of an invoice therefor from Landlord.

          17.  SURRENDER OF PREMISES.  Tenant shall not commit nor allow any
               ---------------------
waste or damage to be committed on any portion of the Premises, and shall at termination of this Lease by its own terms or by lapse of time or otherwise, peaceably deliver said Premises to Landlord in as good condition as at the Commencement Date (including improvements), ordinary wear and tear excepted, and upon termination of the Lease, Landlord shall have the right to reenter and resume possession of the Premises. Tenant shall promptly deliver to Landlord at his office all keys and passes for the Premises and Building.

          18.  Intentionally deleted.

          19.  ABANDONMENT.  Tenant shall not vacate nor abandon the Premises at
               -----------
any time during the Term of this Lease or any extensions thereof. For purposes of this Lease, and in addition to any other action constituting abandonment under the law, the Premises shall be deemed to have been abandoned and such abandonment shall constitute a default by Tenant under this Lease if Tenant shall allow the Premises to remain vacant for a period of five (5) or more consecutive days or if Tenant shall fail to conduct its normal business in the Premises for a period of five (5) or more consecutive days, and in either case, Landlord has reason to believe Tenant has vacated the Premises with no intent again to occupy the Premises.

          20.  HOLDING OVER.  If Tenant retains possession of the Premises or
               ------------
any part thereof after the termination of this Lease by lapse of time or otherwise without the consent of Landlord and without the execution of a new lease, Tenant shall pay Landlord in order to compensate Landlord for Tenant's wrongful withholding of possession for the time Tenant remains in possession, one-and-one-half the then existing monthly rent or the maximum amount permitted by law (including the Base Rent and any adjustments thereof). The provisions of this section shall not constitute a waiver of Landlord's right of re-entry or of any other right or remedy provided herein or at law or in equity.

          21.  EVENTS OF DEFAULT.  The occurrence of any one or more of the
               -----------------
following events shall constitute a default and breach of this Lease by Tenant:

               (a) The failure by Tenant, after written notice and ten (10) days' opportunity to cure, to make any payment of rent required to be made by Tenant hereunder (including Base Rent, Additional Rent and any adjustments of either of the foregoing) or to make payment of any other sum or charge required to be paid by Tenant under this Lease or under the terms of any other agreement between Landlord and Tenant;

               (b) The failure by Tenant, after written notice and thirty (30) days' opportunity to cure, to observe or perform any other covenant, condition or provision of this Lease which Tenant is required to observe and perform, provided further that if additional time is necessary to cure and Tenant is diligently pursuing cure, Tenant shall not be deemed in default;

               (c) The failure by Tenant to observe or perform any covenant, condition, or provision of this Lease which involves a hazardous condition and is not cured by Tenant immediately upon notice to Tenant;

               (d) If the interest of Tenant in this Lease shall be levied upon under execution or other legal process, or if any voluntary petition in bankruptcy or for corporate reorganization or any similar relief shall be filed by Tenant, or if any involuntary petition in bankruptcy shall be filed against Tenant under federal or state receivership or insolvency act and shall not have been dismissed within sixty (60) days from the filing thereof, or if a receiver shall be appointed for Tenant or any of the property of Tenant by any court and such receiver is not dismissed within sixty (60) days from the date of his appointment, or if Tenant shall make an assignment for the benefit of creditors, or if Tenant shall admit in writing Tenant's inability to meet Tenant's debts as they mature;

               (e) If Tenant shall abandon or vacate the Premises during the Term hereof or shall attempt to remove or manifest an intention to remove any goods or property from the Premises other than in the ordinary and usual course of business without having first paid the Landlord in full for all Rent and other charges then due or that may thereinafter become due until expiration of the Term.

          22.  REMEDIES OF LANDLORD AND TENANT.
               -------------------------------
               (a) Upon the occurrence of any event of default set forth in Paragraph 20 or elsewhere in the Lease:

                    (i) Landlord may accelerate all Rent, and other charges due for the balance of the Term and declare the same to be immediately due and payable;

                    (ii) Landlord, at its option, may serve notice upon Tenant that this Lease and the then unexpired Term hereof shall cease and expire and become absolutely void on the date specified in such notice, without any right on the part of the Tenant thereafter to save the forfeiture by payment of any sum due or by the performance of any term, provision, covenant, agreement or condition broken; and, thereupon and at the expiration of the time limit in such notice, this Lease and the Term hereof granted, as well as the right, title and interest of the Tenant hereunder, shall wholly cease and expire and become void in the same manner and with the same force and effect (except as to Tenant's liability) as if the date fixed in such notice were the date herein stated for expiration of the Term. Thereupon, Tenant shall immediately quit and surrender to Landlord the Premises by summary proceedings, detainer, ejectment or otherwise and remove itself and all other occupants thereof and, at Landlord's option, any property thereon without being liable to indictment, prosecution or damages therefor. No such expiration or termination of this Lease shall relieve Tenant of his liability and obligations under this Lease, whether or not the Premises shall be relet, all of which shall survive such expiration or termination;

                    (iii) Landlord may, at any time after the occurrence of any event of default, re-enter and repossess the Premises and any part thereof with or without process of law, provided no undue force shall be used, and attempt in its own name, as agent for Tenant if this Lease not be terminated or in its own behalf if this Lease be terminated, to relet all or any part of the Premises for and upon such terms and conditions to such persons, firms or corporations and for such period or periods as Landlord, in its sole discretion, shall determine; and Landlord shall not be required to accept any tenant proposed by Tenant or observe any instruction given by Tenant about such reletting or do any act or exercise any care or diligence with respect to such reletting or to the mitigation of damages. The failure or refusal of Landlord to relet the Premises or any part or parts thereof shall not release or affect Tenant's liability hereunder, nor shall Landlord be liable for failure to relet, or in the event of reletting, for failure to collect the rent thereof, and in no event shall Tenant be entitled to receive any excess of net rents collected over sums payable by Tenant to Landlord hereunder. No such re-entry or taking possession of the Premises shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such election by Landlord is given to Tenant. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for any previous breach and default. For the purpose of such reletting, Landlord may decorate or make repairs, changes, alterations or additions in or to the Premises to the extent deemed by Landlord desirable or convenient, and the cost of such decoration, repairs, changes, alterations or additions shall be charged to and be payable by Tenant as additional rent hereunder, as well as any reasonable brokerage and legal fees expended by Landlord; and any sums collected by Landlord from any new tenant obtained on account of the Tenant shall be credited against the balance of the Rent due hereunder as aforesaid. Tenant shall pay to Landlord monthly, on the days when the Rent would have been payable under this Lease, the amount due hereunder less the amount obtained by Landlord from such new tenant.

               (b) Landlord shall have the right of injunction, in the event of a breach or default or threat thereof by Tenant of any of the agreements, conditions, covenants or terms hereof, to restrain the same and the right to invoke any remedy allowed by law or in equity, whether or not other remedies, indemnity or reimbursements are herein provided. The rights and remedies given to Landlord in this Lease are distinct, separate and cumulative remedies; and no one of them, whether or not exercised by Landlord, shall be deemed to be in exclusion of any other.

               (c) The failure or delay on the part of either party to enforce or exercise at any time any of the provisions, rights or remedies in the Lease shall in no way be construed to be a waiver thereof, nor in any way to affect the validity of this Lease or any act hereof, or the right of the party to thereafter enforce each and every such provision, right or remedy. No waiver of any breach or default of this Lease shall be held to be a waiver of any other subsequent breach or default. No act or thing done by Landlord or Landlord's agents or employees during the Term and any extension thereof shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

               (d) Nothing contained in this Lease or in any other communication between the parties hereto shall be deemed to prevent or preclude Landlord from obtaining an injunction to enjoin any breach or threatened breach of this Lease.

          23.  EXPENSES OF ENFORCEMENT.  Tenant shall be responsible for and
               -----------------------
pay upon demand all Landlord's costs, charges and expenses including the reasonable fees and costs of attorneys, agents and others retained by Landlord incurred in enforcing Tenant's obligations hereunder or incurred by Landlord in any litigation, negotiation or transaction in which Tenant causes Landlord to become involved or concerned, without Landlord's fault.

          24.  RIGHT OF LANDLORD TO PERFORM.  All covenants and agreements to be
               ----------------------------
performed by Tenant under any of the terms of this Lease shall be performed by Tenant at the time and in the manner hereinafter set forth, at Tenant's sole cost and expense and without any abatement of Rent. It is understood by the parties hereto that time is of the essence with respect to Tenant's obligations under this Lease. If Tenant shall fail to pay any sum of money, other than Rent, required to be paid by it hereunder, or shall fail to perform any other act on its part to be performed hereunder, Landlord may, but shall not be obligated to do so, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease. All sums so paid by Landlord and all necessary incidental costs, together with penalties and per annum interest thereon equal to two (2) points above the prime rate charged by Landlord from time to time, shall be payable to Landlord on demand, and Tenant covenants to pay any such sums, and, in addition to any other right or remedy of Landlord, Landlord shall have the same rights and remedies in the event of nonpayment thereof by Tenant as in the case of default by Tenant in the payment of rent.

          25.  REMEDIES CUMULATIVE.  All remedies herein conferred upon Landlord
               -------------------
shall be cumulative and no one exclusive of any other remedy conferred herein or by law. If Tenant is in default, Landlord may prevent removal of property from the Premises by any lawful means it deems necessary to protect its interest.

          26.  WAIVER.  Failure of Landlord to declare any default immediately
               ------
upon occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default, but Landlord shall have the right to declare any such default at any time and take action as might be lawful or authorized hereunder, either in law or in equity.

          27.  RIGHTS RESERVED TO LANDLORD.  Landlord shall have the following
               ---------------------------
rights exercisable without notice and without liability to Tenant for damage or injury to property, person or business (all claims for damage being hereby released), and without effecting an eviction or disturbance of Tenant's use or possession or giving rise to any claim for setoffs or abatement of rent:

               (a) To enter the Premises during normal business hours in a reasonable manner (i) to make inspections, repairs, alterations or additions, as permitted by this Lease, in or to the Premises and to take all material into the Premises that may be required therefor;

               (b) To enter the Premises at any time in any manner in the event of an emergency or to perform any acts related to the safety, protection or preservation of the Premises or the Building or the occupants thereof and their employees, agents, servants and other invitees.

          28.  DESTRUCTION.
               -----------
               (a) If the Premises shall be damaged by fire or other insured casualty, Landlord shall promptly after the occurrence of such damage estimate the length of time that will be required to substantially complete the repair and restoration of such damage and shall notify Tenant of such estimate. If Landlord estimates that such repair and restoration cannot be substantially completed within thirty (30) days from the date such damage occurred, then either Landlord or Tenant may elect to terminate this Lease as of the date of such damage by giving written notice of its desire to terminate within five (5) days after Landlord gives Tenant notice of such estimate. Unless this Lease is terminated as provided in the preceding sentence and provided that the insurance proceeds have been made available for such repair and restoration by any Mortgagee, Landlord shall proceed promptly to repair and restore the Premises, but Landlord shall have no liability to Tenant and Tenant shall not be entitled to terminate this Lease in the event that such repair and restoration are not in fact substantially completed within the time period estimated by Landlord or within thirty (30) days.

               (b) If the Premises shall be damaged by an uninsured casualty, or if the Premises shall be damaged by fire or other insured casualty but the insurance proceeds are not made available for repair and restoration of such damage by any Mortgagee, Landlord may elect to terminate this Lease as of the date of such damage by giving written notice to Tenant within fifteen (15) days from the date such damage occurred. In the event that Landlord does not elect to terminate this Lease as provided in the preceding sentence, Landlord shall proceed promptly to repair and restore the Premises.

               (c) In the event that this Lease is terminated pursuant to this Section, the Rent hereunder (including Base Rent and any adjustments thereof) shall be prorated to the date of such termination.

               (d) In the event that any damage renders the Premises unusable for Tenant's business, in whole or in part, and if this Lease shall not be terminated by reason of such damage, the Rent hereunder (including Rent and any adjustments thereof) shall be abated to the extent and for the period of such unuseability.

               (e) In the event of any damage, Landlord's obligation to repair and restore the Premises and the Building shall not commence until the collection of all insurance proceeds by Landlord, and such obligations shall not extend to any installations or alterations made in or improvements or additions made by Landlord or Tenant to the Premises except to the extent that such items are covered by Landlord's insurance, nor shall Landlord's obligation extend to Tenant's trade fixtures, equipment or personal property.

          29.  EMINENT DOMAIN.  If the Building or any portion thereof which
               --------------
includes a substantial part of the Premises shall be taken for public or quasi-public use by right of eminent domain, or transferred by agreement in connection with such public or quasi-public use, with or without any condemnation action or proceeding being instituted, and Tenant's business is materially affected as a result thereof, then this Lease shall terminate as of the date possession of the part so taken is required for such use. All compensation or damages awarded upon such taking or transfer shall go to Landlord, and Tenant shall have no claim thereto. If this Lease is terminated pursuant to this Paragraph, Rent hereunder shall be apportioned as of the date of such termination.

          30.  SUCCESSORS.  All rights and liabilities herein given to, or
               ----------
imposed upon, the respective parties hereto shall extend to and bind the several respective heirs, personal representatives, administrators, successors and permitted assigns of the said parties, and if there shall be more than one tenant, they shall be bound jointly and severally by the terms, covenants and agreements herein.

          31.  WAIVER.  The waiver by Landlord of any breach of any term,
               ------
covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing by Landlord.

          32.  ACCORD AND SATISFACTION.  No payment by Tenant or receipt by
               -----------------------
Landlord of a lesser amount than the Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided in this Lease.

          33.  ENTIRE AGREEMENT.  This Lease set forth all the covenants,
               ----------------
promises, agreements, conditions and understandings between Landlord and Tenant concerning the Premises, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between the parties hereto other than as herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced in writing and signed by the parties hereto.

          34.  FORCE MAJEURE.  In the event that Landlord shall be delayed or
               -------------
hindered in or prevented from the performance of any act required hereunder by reason of strikes, lock-outs, labor troubles, inability to procure materials, failure or power, restrictive governmental laws or regulations, rights, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

          35.  NOTICES.  Any notice, demand, request or other instrument which
               -------
may be or is required to be given under this Lease shall be delivered in person or sent by United States certified mail, postage prepaid and shall be addressed if to Landlord:

                             If to Landlord:

                             Mr. Anthony Fusco
                             Fusco Properties
                             200 Airport Road
                             New Castle, DE 19720

or at such other address as Landlord may designate by written notice, and if to Tenant at the Premises as set forth in Paragraph 1 above or at such other address as Tenant shall designate by written notice, with a copy to Richard A. Forsten, Esquire, Duane, Morris & Heckscher, P.O.Box 195, Wilmington, DE 19899.

          36.  CAUTIONS AND PARAGRAPH NUMBERS.  The captions, paragraph numbers,
               ------------------------------
title pages and table of contents appearing on or attached to this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections of this Lease nor in any way affect this Lease.

          37.  PARTIAL INVALIDITY.  Any term, covenant or condition of this
               ------------------
Lease, which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision of this Lease and such other provisions shall remain in full force and effect.

          38.  RECORDING.  Tenant shall not record this Lease without the prior
               ---------
written consent of Landlord; however, upon the request of either party hereto, the other party shall join in the execution of a memorandum or so-called "short form" of this Lease for the purpose of recordation. Said memorandum or short form of this Lease shall describe the parties, the Premises and the Term of this Lease and shall incorporate this Lease by reference.

          39.  REAL ESTATE BROKER.  Tenant warrants to Landlord that Tenant has
               ------------------
had no dealings with any real estate broker or agent in connection with this Lease and covenants to Landlord to pay, hold harmless and indemnify Landlord from and against any and all cost, expenses, or liability (including reasonable attorneys, fees and costs) for any compensation, commission, fee or charges claimed under Tenant by another broker or other agent with respect to this Lease or the negotiation thereof. Landlord warrants to Tenant that Landlord has had no dealings with any real estate broker or agent in connection with this Lease and covenants to Tenant to pay, hold harmless and indemnify Tenant from and against any and all cost, expenses, or liability (including reasonable attorneys, fees and costs) for any compensation, commission, fee or charges claimed under Landlord by another broker or other agent with respect to this Lease or the negotiation thereof.

          40.  QUIET ENJOYMENT.  Landlord covenants that if Tenant pays the Rent
               ---------------
and all other charges provided for herein, performs all of its obligations provided for hereunder, and observes all of the other provisions hereof, Tenant shall at all times during the Term hereof reasonably and quietly have, hold and enjoy the Premises without any interruption or disturbance from Landlord, or anyone claiming through or under Landlord, subject to the terms hereof.

          41.  CONSTRUCTION OF LEASE.  The language in all parts of this Lease
               ---------------------
shall in all cases be construed as a whole according to its fair meaning and not strictly for nor against Landlord or Tenant. Time is of the essence of this Lease and every term, covenant and condition hereof.

          42.  GOVERNING LAW.  This Lease shall be governed and construed in
               -------------
accordance with the laws of the State of Delaware.

          43.  LAWS AND REGULATIONS.  Tenant shall maintain the Premises in a
               --------------------
clean and healthful condition and comply with all laws, ordinances, orders, rules and regulations (state, federal, municipal and other agencies or bodies having any jurisdiction thereof) with reference to use, conditions, or occupancy of the Premises.

          44.  WAIVER OF JURY TRIAL.  The parties each waive trial by jury in
               --------------------
any action, proceeding or counterclaim brought by either against the other on any matter whatsoever arising out of or in any way connected with this Lease or Tenant's use or occupancy of the Premises, including any claim of injury or damage, and any emergency and other statutory remedy with respect thereto.

          45.  TAXES ON LEASEHOLD.  Tenant shall be responsible for and shall
               ------------------
pay before delinquency any tax assessed during the Term of this Lease against any leasehold interest or personal property of any kind, owned by or placed in, upon or about the Premises by the Tenant.

          46.  NO JOINT VENTURE.  Nothing in this Lease shall be construed to
               ----------------
permit the characterization of Landlord and Tenant as joint-venturers or partners.

          47.  COUNTERPARTS.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

          48.  ENCROACHMENTS.  With respect to the three encroachments into the
               -------------
sewer easement as shown on the survey titled "Building Location Survey Autotote Limited" dated March 12, 1982 by Edward H. Richardson Associates, Inc., Tenant will be responsible for any repairs or relocations to such encroachments required by the holder of such sewer easement or any mortgagee of the Premises during the Term of this Lease, and upon termination of this Lease, Tenant shall have no further responsibility for such encroachments.

          IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have caused this Lease to be executed as of the day and year first above written.

                                             LANDLORD:
                                             Fusco Properties


Attest: [SIGNATURE ILLEGIBLE]                By: /s/ [SIGNATURE ILLEGIBLE]
        ---------------------                    -----------------------------

(Affix Corporate Seal)                       Title: [SIGNATURE ILLEGIBLE]
                                                    --------------------------

                                             TENANT:
                                             Autotote Systems, Inc.


Attest: [SIGNATURE ILLEGIBLE]                By: /s/ [SIGNATURE ILLEGIBLE]
        ---------------------                    -----------------------------

(Affix Corporate Seal)                       Title: [SIGNATURE ILLEGIBLE]
                                                    --------------------------

                                  EXHIBIT A

     ALL those certain lots, pieces or parcels of land, with the buildings thereon erected, situate in the City of Newark, Pencader Hundred, New Castle County and State of Delaware, known as 100 Bellevue Road and being more particularly bounded and described in accordance with a survey by Edward H. Richardson, Inc., Consulting Engineers, dated March 12, 1982, as follows to wit:

     BEGINNING at a point on the northerly side of Bellevue Road, at 50 feet wide, said point of Beginning being the two (2) following courses and distances from the intersection of the center line of said Bellevue Road with the center line of Old Cooch's Bridge Road: (1) North 89 degrees 45 minutes 00 seconds East, measured along the said center line of Bellevue Road, 247.97 feet to a point; (2) North 09 degrees 51 minutes 34 seconds West, 25.36 feet to the place of Beginning; thence, from said point of Beginning, North 09 degrees 51 minutes 34 seconds West, 550.48 feet to a point on the division line between this land and Catalina Gardens, Section One; thence, thereby, North 88 degrees 29 minutes 15 seconds East, 295 feet to a point; thence by the four (4) following courses and distances along the division line between this land and lands now or formerly of New London Textile Print Works, Inc,: (1) South 08 degrees 14 minutes 00 seconds East, 37.74 feet to a point; (2) South 20 degrees 47 minutes 30 seconds East, 335.66 feet to a point; (3) South 05 degrees 09 minutes 25 seconds East, 161.69 feet to a point; (4) South 33 degrees 33 minutes 30 seconds West, 43.72 feet to a point on said northerly side of Bellevue Road; thence thereby, South 89 degrees 45 minutes 00 seconds West, 315.77 feet to the first mentioned point and place of Beginning. Be the contents thereof what they may.